UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400
Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2025, Superior Industries International, Inc. (the “Company”) entered into an amendment (the “Term Loan Amendment”) to its existing Amended and Restated Credit Agreement, dated as of August 14, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the effectiveness of the Term Loan Amendment, the “Existing Term Loan Agreement” and, the Existing Term Loan Agreement as amended by the Term Loan Amendment, the “Term Loan Agreement”), by and among, inter alios, the Company, the lenders from time to time party thereto, Oaktree Fund Administration, LLC, as administrative agent, and JPMorgan Chase Bank, N.A., as collateral agent, pursuant to which, among other things, the Amendment No. 2 Delayed Draw Term Lenders (as defined in the Term Loan Amendment) party thereto agreed to provide an incremental $70,000,000 delayed draw term loan facility (the “Delayed Draw Term Facility”), of which $10,000,000 was funded on June 4, 2025 and the remainder of which will be funded in accordance with the terms and conditions of the Term Loan Agreement, including, among other things (i) the provision of certain diligence information reasonably satisfactory to the lenders and (ii) achievement of certain business milestones, including, among other things (a) remaining in certain bidding processes and (b) receiving assurances from certain customers satisfactory to the lenders that such customers will maintain their existing relationships with the Company.

The Delayed Draw Term Facility bears interest at a variable rate based on term SOFR (with a 3.50% per annum floor) plus 8.00%. Undrawn amounts under the Delayed Draw Term Facility will be subject to a commitment fee of 0.50% per annum. The Delayed Draw Term Facility is subject to the covenants and events of default set forth in the Term Loan Agreement. Any repayment or prepayment of the Delayed Draw Term Facility will be subject to a 5.00% fee on the amounts so repaid or prepaid.

The Term Loan Amendment also effected certain amendments to the terms of the existing Amendment and Restatement Date Term Loans (as defined in the Term Loan Agreement) under the Term Loan Agreement, including, among other things, to (i) permit the payment of interest thereon in kind and (ii) waive amortization payments during the Accommodation Period (as defined in the Term Loan Amendment). The Term Loan Amendment also included, among other things, a limited waiver of the financial covenants under the Term Loan Agreement for the test period ending on June 30, 2025 and permission to unwind the Company’s and its subsidiaries’ hedging arrangements and retain the proceeds thereof. The Term Loan Agreement also includes additional reporting covenants, including a requirement to deliver periodic 13-week cash flow reports, as well as a requirement to limit the disbursements of the Company to no greater than 110% of budgeted disbursements.

Simultaneously with the execution of the Term Loan Amendment, the Company, the other borrowers party thereto, JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent, and the lenders and issuing banks party thereto, entered into a Second Amendment to Credit Agreement (the “Revolving Credit Agreement Amendment”) to the Company’s existing revolving credit agreement (the “Existing Revolving Credit Agreement” and, as amended by the Revolving Credit Agreement Amendment, the “Revolving Credit Agreement”), dated as of December 15, 2022, pursuant to which, among other things, the lenders party thereto agreed to (i) a limited waiver of the financial covenants under the Revolving Credit Agreement for the test period ending on June 30, 2025, (ii) the Company’s unwinding of its and its subsidiaries’ hedging arrangements and the retention by the Company of the proceeds thereof and (iii) the incurrence of the Delayed Draw Term Facility.

Except as amended by the Term Loan Amendment and Revolving Credit Agreement Amendment, the terms of the Existing Term Loan Agreement and the Existing Revolving Credit Agreement, respectively, remain in full force and effect. All other material provisions of the Existing Term Loan Agreement and the Existing Revolving Loan Agreement remain materially unchanged.

The foregoing descriptions of the Term Loan Amendment and the Revolving Credit Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Term Loan Amendment and the Revolving Credit Agreement Amendment, respectively, attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are, in each case, incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1*	Second Amendment to Amended and Restated Credit Agreement, dated as of June 4, 2025, among Superior Industries International, Inc., each other loan party party thereto, the lenders party thereto, and Oaktree Fund Administration, LLC, in its capacity as administrative agent.

10.2*	Second Amendment to Credit Agreement, dated as of June 4, 2025, among Superior Industries International, Inc., each other loan party party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain portions of these exhibits have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)

Date: June 6, 2025	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel and Chief Compliance Officer